LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Supplement dated April 9, 2012 to the Loomis Sayles Limited Term Government and Agency Fund Prospectus, dated February 1, 2012, and Loomis Sayles Limited Term Government and Agency Fund Summary Prospectus, dated February 1, 2012, as may be revised and supplemented from time to time.

Effective April 23, 2012, John Hyll no longer serves as portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund. All references to Mr. Hyll and corresponding disclosure relating to Mr. Hyll are removed.

Effective April 23, 2012, the information in the “Portfolio Managers” sub-section within the section “Management” in the Summary Prospectus is revised to include the following:

Christopher Harms, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2012.

Kurt Wagner, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2012.

Effective April 23, 2012, the reference to John Hyll in the sub-section “Meet the Funds’ Portfolio Managers” within the section “Management Team” is hereby deleted.

Effective April 23, 2012, the sub-section “Meet the Funds’ Portfolio Managers” within the section “Management Team” is revised to include the following:

Christopher Harms - Chris Harms has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since April 2012. Mr. Harms, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 as a product manager for the fixed income group. Prior to joining Loomis Sayles, Mr. Harms was a senior vice president and head of an investment management team at CapitalSource Bank. Previously, Mr. Harms was a managing director and senior fixed income portfolio manager at Mackay Shields. He earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University. Mr. Harms has over 31 years of investment industry experience.

Kurt Wagner - Kurt Wagner has served as co-portfolio manager of Loomis Sayles Limited Term Government and Agency Fund since April 2012. Mr. Wagner, Vice President and portfolio manager for the fixed income group’s core and investment grade corporate bond strategies of Loomis Sayles, joined Loomis Sayles in 1994. Prior to joining Loomis Sayles, he was a fixed income portfolio manager for Fiduciary Management Associates and a senior pension investment analyst for Commonwealth Edison. Mr. Wagner earned a B.A. from Haverford College and an M.B.A. from the University of Chicago. Mr. Wagner holds the designation of Chartered Financial Analyst and has 33 years of investment management experience.

Clifton V. Rowe will continue to serve as a portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund.